FRANK FUNDS

LEIGH BALDWIN TOTAL RETURN FUND

Ticker: LEBOX

112 Albany Street

Cazenovia, New York 13035

Telephone: (315) 655-2964 Toll Free: (800) 659-8044

Website: http://www.leighbaldwin.com

PROSPECTUS

NOVEMBER 1, 2019

Advised by:  Leigh Baldwin & Co., LLC

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.leighbaldwin.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at http://frankfunds.com/investment-documents/. You can also get this information at no cost by calling 1-888-217-5426. The Fund’s prospectus, dated November 1, 2019, and statement of additional information, dated November 1, 2019 are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

LEIGH BALDWIN TOTAL RETURN FUND SUMMARY

Investment Objective.  The Fund’s investment objective is to provide total return.

Fees and Expenses.  This table describes fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees (fees paid directly from your investment)
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds)	0.00%
Redemption Fee (as a percentage of amount redeemed on shares held less than 5 business days)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	3.89%
Acquired Fund Fees and Expenses[1]	0.08%
Total Annual Fund Operating Expenses	4.42%
Fee Waiver and/or Expense Reimbursement[1]	(3.34%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.08%

1 Acquired Fund Fees and Expenses are indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

2 The Adviser has contractually agreed to defer its fees and to reimburse expenses, exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees, 12b-1 fees and expenses or extraordinary expenses such as litigation, at least until October 31, 2024, so that the Fund’s total annual operating expenses will not exceed 1.00%, subject to possible recoupment from the Fund in future years on a rolling 3-year basis (within the 3 years after the fees have been deferred or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  The agreement can be terminated at any time by the Trust’s Board of Trustees.

Example:  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$110	$343	$595	$3,313

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 1,128.92% of the average value of its portfolio.

Principal Investment Strategies.

The Fund seeks to achieve its investment objective by purchasing equity securities (including common stock, shares of other investment companies, and exchange traded funds) and selling covered calls to generate income to the Fund.  The Fund may also purchase put options in conjunction with the covered calls to limit the risk of ownership of the underlying equity securities.  The Fund may also hold cash and cash equivalents as a means of reducing the Fund’s volatility.

The Fund will invest in the stocks of primarily U.S. domestic companies of any market capitalization selected based on fundamental research performed by the Fund’s investment adviser, Leigh Baldwin & Co., LLC (“Leigh Baldwin” or, as the Fund’s investment adviser, the “Adviser”).  However, the Fund may also invest in sponsored and unsponsored American Depositary Receipts (“ADRs”) that represent an indirect investment in foreign companies.  In selecting the stocks for the Fund, the Adviser will focus on companies with long track records of positive earnings and dividend growth.  Key factors of a company’s growth prospects considered by the

Adviser include strong company management and leadership, positive historic growth of company earnings and revenues, the company’s leadership position relative to its industry peers, and the estimated sustainability of the company’s current and future business plans. Stock investments will also be evaluated on their ability to generate consistent cash flow, via dividends and option income, without extreme price fluctuations. The Adviser will sell stocks for the Fund when the Adviser has determined that there has been a significant change, good or bad, regarding the factors described above.  The Adviser will also sell stocks used to cover a call option sold by the Fund when the option is exercised by the holder of the option.

The Fund may also maintain a position in cash or cash equivalents so that the Adviser has sufficient resources to make investments consistent with the Fund’s investment objective as opportunities arise without having to sell other holdings.

Principal Investment Risks

As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The risks associated with an investment in the Fund can increase during times of significant market volatility, and there can be no assurance that the Fund will achieve its investment objective. The principal risks of investing in the Fund are:

Market Risk:  Overall stock market risks may also affect the value of the Fund.  Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. The value of the Fund will fluctuate and you could lose money by investing in the Fund.

Portfolio Turnover Risk:  The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.  To the extent the Fund has high portfolio turnover, it will generally incur additional costs due to greater brokerage commission expenses (and dealer spreads built into the cost of the securities) than those incurred by a fund with a lower portfolio turnover rate.  The higher portfolio turnover rate may result in the realization for federal income tax purposes of additional net capital gains, which also may result in substantial ordinary income to shareholders.  These factors may negatively affect the Fund’s performance.

Put and Call Option Risk:  The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option.  The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

Investment Company Securities Risk:  When the Fund invests in another investment company (including mutual funds, registered closed-end investment companies, exchange traded funds and money market funds), it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company.  Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds).  The Fund has no control over the risks taken by the underlying funds in which it invests.

Foreign Securities Risk:  Foreign securities are considered only if they are trading in domestic markets such as through ADRs, or are directly listed in a domestic market such as the New York Stock Exchange or NASDAQ. An ADR is a receipt for the shares of a foreign-based corporation, held in the vault of a U.S. bank and entitling the shareholder to all dividends and capital gains. A sponsored ADR is issued by a company whose stock will underlie the ADR. The corporation provides financial information to the bank and may subsidize the administration of the ADRs. An unsponsored ADR is issued by a broker/dealer or a depositary bank without the involvement of the company whose stock underlies the ADR. Purchases of foreign equity securities entail certain risks.  For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S.  Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility.  Unsponsored ADRs may carry more risk than sponsored ADRs because of the absence of financial information provided by the underlying company.  In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

Small-Cap and Mid-Cap Risk: Because the Fund may invest in smaller and mid-capitalization companies, the Fund will be subject to additional risks.  The earnings and prospects of such companies are more volatile than larger companies, and they may experience higher failure rates than larger companies.  The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Smaller and mid-capitalization may also have limited markets, product lines, or financial resources and may lack management experience.

Performance

The bar chart and table below illustrate the variability of the Fund’s returns and provides some indication of the risks of investing in the Fund. The bar chart shows the Fund’s annual total returns for each of the last 10 calendar years. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index and a supplemental index.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Adviser’s website at www.leighbaldwin.com.

TOTAL RETURNS

(for the years ended December 31)

The Fund’s year-to-date return through September 30, 2019 was 0.79%.

Best Quarter:	3rd quarter 2009	3.56%
Worst Quarter:	3rd quarter 2012	-3.70%

Average Annual Total Returns for the period ended December 31, 2018:

	1 year	5 Years	10 Years
Return Before Taxes	0.49%	-0.70%	-0.22%
Return After Taxes on Distributions [1]	0.00%	-1.21%	-1.10%
Return After Taxes on Distributions and Sale of Fund Shares [1]	0.29%	-0.75%	-0.44%
HFRX Equity Market Neutral Index (reflects no deduction for fees, expenses, or taxes)	-3.17%	-2.21%	-0.09%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	21.83%	15.79%	8.50%

1  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser.  Leigh Baldwin & Co., LLC is the Fund’s investment adviser.

Portfolio Manager.  Mr. Leigh Baldwin is the Fund’s portfolio manager and has been primarily responsible for the day-to-day management of the Fund since its inception in 2008.

Purchase and Sale of Fund Shares.  The minimum initial investment in the Fund for all account types is $1000.  The minimum subsequent investment for any class of shares is $100.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemption requests may be made by telephone or mail and will be paid by check or wire transfer.

Tax Information.  Dividends and capital gain distributions you receive from the Fund are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred account such as an IRA or 401(k).

Payments to Broker-Dealers and Other Financial Intermediaries.   If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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